VOYA INVESTORS TRUST

VY® Clarion Global Real Estate Portfolio

VY® Clarion Real Estate Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated November 27, 2018

to the Portfolios’ Adviser Class, Institutional Class, Service Class, and Service 2 Class

Statement of Additional Information (“SAI”),

dated May 1, 2018

On November 16, 2018, the Board of Trustees of Voya Investors Trust approved modifications with respect to the Portfolios’ sub-advisory fees, effective January 1, 2019.

Effective January 1, 2019, the Portfolios’ SAI is revised as follows:

1.	The line items with respect to the Portfolios in the table within the section entitled “Sub-Adviser – Sub-Advisory Fees” of the Portfolios’ SAI are deleted and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® Clarion Global Real Estate Income Portfolio	CBRE Clarion Securities LLC (“CBRE Clarion”)

0.40% on the first $200 million of the Portfolio’s combined average daily net assets;

0.35% on the next $550 million of the Portfolio’s combined average daily net assets;

0.30% on the next $250 million of the Portfolio’s combined average daily net assets; and

0.25% of the Portfolio’s combined average daily net assets in excess of $1 billion

VY® Clarion Real Estate Portfolio	CBRE Clarion

0.40% on the first $200 million of the Portfolio’s combined average daily net assets;

0.35% on the next $550 million of the Portfolio’s combined average daily net assets;

0.30% on the next $250 million of the Portfolio’s combined average daily net assets; and

0.25% of the Portfolio’s combined average daily net assets in excess of $1 billion

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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